Exhibit 10.1

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY JURISDICTION, AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH LAWS IS AVAILABLE.

_____________________________________________

COPYTELE, INC.
SUBSCRIPTION AGREEMENT
_____________________________________________

This Subscription Agreement (this “Agreement”), dated as of February 8, 2011 is entered into by and between CopyTele, Inc., a Delaware corporation (the “Company”), and _________________________ (the “Subscriber”).

The Company is offering (the “Offering”) for sale, and the Subscriber is agreeing to purchase, the following (collectively, the “Securities”) (i) ___________ shares (the “Shares”) of common stock, par value $.01 per share (the “Common Stock”), of the Company and (ii) a Warrant (the “Warrant”) in the form attached hereto as Exhibit A to purchase ____________ shares of Common Stock (the “Warrant Shares”), each Warrant granting the Subscriber the right to purchase the Warrant Shares at the purchase price per share of $0.1786 expiring  five (5) years following the Closing Date (as hereinafter defined), for an aggregate purchase price of _____________.  The Subscriber understands that the Company has the right to reject any subscriptions tendered and to allocate the Securities to be issued among subscribers.  Any subscription amount that is not accepted by the Company as of the end of the Offering period will be returned promptly to the subscriber without interest.

In connection therewith, the Company and the Subscriber hereby agree as follows:

   1.   Purchase and Sale of the Shares and Warrants.  Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, the Company agrees to issue and sell the Securities to the Subscriber on the Closing Date for an aggregate purchase price of _____________ (the “Subscription Price”), and the Subscriber irrevocably agrees to purchase the Securities from the Company on the Closing Date at the Subscription Price.

   2.   Closing.  The closing of the purchase and sale of the Securities shall take place at 10:00 a.m., New York City time, on February 8, 2011, at the offices of the Company at 900 Walt Whitman Road, Melville, New York 11747, or on such other date or at such other time or place as the Company and the Subscriber may agree upon in writing (such time and date of the closing being referred to herein as the “Closing Date”).  Upon payment of the Subscription Price in full in the form of cash or certified or bank check payable to the order of the Company, the Company will deliver to the Subscriber as promptly as practicable (but in no event later than fifteen (15) days following the date of payment in full of the Subscription Price) a certificate or certificates representing the Shares and the Warrant, respectively, registered in the name of the Subscriber.

   3.   Acceptance of Subscription.  The Subscriber understands and agrees that this subscription is made subject to the condition that the Securities to be issued and delivered on account of this subscription will be issued only in the name of and delivered only to the Subscriber.

   4.   Representations and Warranties of the Company.  The Company represents and warrants that:

(a)   no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of the Company’s affiliates is required for the execution of this Agreement or the performance of the Company’s obligations hereunder, including, without limitation, the sale of the Shares and the Warrant to the Subscriber;

(b)   neither the sale of the Shares and the Warrant nor the performance of the Company’s other obligations pursuant to this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event that, with the giving of notice or the lapse of time or both, would constitute a default) under (i) the certificate of incorporation or bylaws of the Company, (ii) any decree, judgment, order or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of the Company’s properties or assets, (iii) any law, treaty, rule or regulation applicable to the Company (other than the federal securities laws, representations and warranties with respect to which are made by the Company solely in paragraphs (f) through (j) of this Section 4) or (iv) the terms of any bond, debenture, note or other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed or trust or other instrument to which the Company is a party or otherwise bound or to which any property of the Company is subject;

(c)   the Company has or, prior to the Closing, will have taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(d)   the Company has duly authorized the issuance of the Shares, the Warrant and the Warrant Shares and, when issued and delivered in accordance with the terms of the Company’s certificate of incorporation and delivered to and paid for by the Subscriber in accordance with the terms hereof and the Warrant, respectively, the Shares and the Warrant Shares will be duly and validly issued, fully paid and non-assessable, and the issuance of such Shares and the Warrant Shares will not be subject to any preemptive or similar rights;

(e)   the Shares and the Warrant Shares will be free and clear of any security interest, lien, claim or other encumbrance;

(f)   the sale of the Shares and the Warrant by the Company is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”);

(g)   neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares or the Warrant by any form of general solicitation or general advertising;

(h)   the Company has offered the Shares and the Warrant for sale only to “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act, who by reason of their business and financial experience have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares, the Warrant and the Warrant Shares;

(i)   As of their respective dates, or to the extent corrected by a subsequent restatement, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the “Exchange Act”), for the two years preceding the date hereof (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)   the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments; and

(k)   since the date of the latest audited financial statements included within the SEC Reports, (i) the Company has not incurred any material liabilities, direct or contingent, and (ii) there has been no material adverse change in the properties, business, results of operations, condition (financial or other), affairs or prospects of the Company and its subsidiaries, taken as a whole.

The Company has not made any representations or warranties to the Subscriber, and the Subscriber has not relied upon any representations or warranties of the Company, except as expressly set forth in this Section 4.

   5.   Representations and Warranties of the Subscriber. The Subscriber represents, warrants and agrees that:

(a)   the purchase of the Shares and the Warrant by the Subscriber is not part of a plan or scheme to evade the registration requirements of the Securities Act;

(b)   the Subscriber is, and on each date on which it exercises the Warrant will be, an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act, and that the Subscriber satisfies at least one of the following categories of accredited investors set forth in Rule 501(a):

Please check at least one of the following boxes:

☐
the Subscriber is a natural person whose individual net worth (or joint net worth with his or her spouse) exceeds $1,000,000 at the time of purchase (excluding the value of Subscriber’s primary residence).

☐
the Subscriber is a natural person who had an individual income in excess of $200,000 or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

☐	the Subscriber is a corporation, business trust, trust or partnership, not formed for the specific purpose of purchasing the Securities, with total assets in excess of $5,000,000.

☐	the Subscriber is a director or executive officer of the Company.

☐	the Subscriber is an entity in which all of the equity owners are accredited investors.

(c)   the Subscriber, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares, the Warrant and the Warrant Shares and, having had access to or having been furnished with all such information as it has considered necessary (including, without limitation, the SEC Reports), has concluded that it is able to bear those risks;

(d)   the Subscriber confirms that, in making the Subscriber’s decision to purchase the Shares and the Warrant, the Subscriber and the Subscriber’s representatives have been given the opportunity to ask questions of and to receive answers from the Company concerning the Shares, the Warrant, the Warrant Shares and the Company;

(e)   the Subscriber has independently evaluated the merits of its decision to purchase the Shares and the Warrant, and the Subscriber confirms and understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Subscriber in connection with the purchase of the Shares and the Warrant constitutes legal, tax or investment advice.  The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrant.

(f)   the Subscriber understands that (i) the Shares, the Warrant and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act and may not be offered or sold unless registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available, (ii) if any transfer of the Shares, the Warrant or the Warrant Shares is to be made in reliance on an exemption under the Securities Act, the Company may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to such exemption and (iii) so long as deemed appropriate by the Company, the Shares, the Warrant and the Warrant Shares may bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form to the following effect:

“[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT”;

(g)   in making any subsequent offering or sale of the Shares, the Subscriber will be acting only for itself and not as part of a sale or planned distribution in violation of the Securities Act;

(h)   the Shares and the Warrant were not offered to the Subscriber by any form of general solicitation or general advertising;

(i)   the Subscriber understands that no federal or state or other governmental agency has passed upon or made any recommendation or endorsement with respect to the Shares, the Warrant or the Warrant Shares;

(j)   the Subscriber is purchasing the Shares and the Warrant, and will acquire the Warrant Shares, as principal for its own account and not with a view to, or for distributing or reselling the Shares or the Warrant, or any part thereof, in violation of the Securities Act or any applicable state securities laws.  The Subscriber acknowledges that the Securities have not been registered under the Securities Act or any applicable state securities law.

(k)   the Subscriber (i) does not presently have any agreement, plan or understanding, directly or indirectly, with any person or entity to distribute or effect any distribution of any of the Shares, the Warrant or the Warrant Shares to or through any person or entity (ii) is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer; and (iii) during the period of five (5) business days immediately prior to the execution of this Agreement, the Subscriber, did not, and from such date and through the expiration of the 90th day following the date hereof will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option, or equity swap transaction in or with respect to the Shares or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares, the Warrant or the Warrant Shares by the Subscriber;

(l)   no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Subscriber or any of the Subscriber’s affiliates is required for the execution of this Agreement or the performance of the Subscriber’s obligations hereunder, including, without limitation, the purchase of the Shares and the Warrant by the Subscriber;

(m)   the Subscriber has, if an entity, its principal place of business or, if an individual, its primary residence in the jurisdiction set forth immediately below such Subscriber’s name on the signature pages hereto; and

(n)   The information set forth in this Agreement regarding the Subscriber is true, correct and complete.

The foregoing representations, warranties and undertakings are made by the Subscriber with the intent that they be relied upon in determining the Subscriber’s suitability as an investor in the Company, and the Subscriber hereby agrees that such representations and warranties shall survive the Subscriber’s purchase of the Shares and the Warrant.

If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each such person.  If the Subscriber is a partnership, corporation, trust or other entity, the Subscriber has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Subscriber.

   6.   Conditions to Closing. The obligations of each party hereunder shall be subject to:

(a)           the accuracy of the representations and warranties of the other party hereto as of the date hereof and as of the Closing Date, as if such representations and warranties had been made on and as of such date; and

(b)           the performance by the other party of its obligations hereunder.

   7.   Indemnification.

(a)   The Company agrees to indemnify and hold harmless the Subscriber, each person, if any, who controls the Subscriber within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Subscriber and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Subscriber for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

(b)   The Subscriber agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Subscriber contained in this Agreement, and the Subscriber will reimburse the Company for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

   8.   Survival of Representations and Warranties. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of each party hereto pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any party, and shall survive delivery of any payment for the Shares and the Warrant.

   9.   Miscellaneous.

(a)   This Agreement may be executed in one or more counterparts, and such counterparts shall constitute but one and the same agreement.

(b)   This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to the indemnification provisions hereof, each person entitled to indemnification hereunder, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

(c)   This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

(d)   Time shall be of the essence in this Agreement.

(e)   This Agreement shall be governed by the internal laws of the State of New York.

*   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be executed and delivered as of the date first written above.

Date: February 8, 2011
Subscriber’s Name (please print)

Subscriber’s Name (if more than one)

Social Security or Taxpayer	Subscriber’s Signature
Identification Number

Social Security or Taxpayer	Subscriber’s Signature (if more than one)
Identification Number

Residence Address:	Mailing Address, if different
from Residence Address:

Accepted:

COPYTELE, INC.

Date:	By:

NOTE TO SUBSCRIBER:  ONE OF THE BOXES IN SECTION 5(b) (ON PAGE 4)
MUST BE CHECKED.

EXHIBIT A

FORM OF WARRANT